SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 20, 2003

                          CORNERSTONE BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)

       Tennessee                      000-30497                  62-1175427
       ---------                      ---------                  ----------
(State of Incorporation)        (Commission File No.)          (IRS Employer
                                                             Identification No.)

                                5319 Highway 153,
                          Chattanooga, Tennessee 37343
                    (Address of principal executive offices)

                                 (423) 385-3000
              (Registrant's telephone number, including area code)


          -------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 9. Regulation FD Disclosure.

      This information furnished under "Item 9. Regulation FD Disclosure" is provided under "Item 12. Results of Operation and Financial Condition" in accordance with SEC Release No. 33-8216.

      On July 20, 2003, the Registrant issued a press release reporting earnings results for the fiscal quarter ending on June 30, 2003.

Item 7. Financial Statements and Exhibits.

      (c)   Exhibits

      99.1 Press release dated July 20, 2003 reporting earnings results for the fiscal quarter ending on June 30, 2003.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CORNERSTONE BANCSHARES, INC.

      Date: July 21, 2003           By: /s/ Nathaniel F. Hughes
                                        ---------------------------------------
                                          Nathaniel F. Hughes,
                                          President and Chief Financial Officer

                                  EXHIBIT INDEX

      Exhibit No.       Description
      -----------       -----------

            99.1 Press release dated July 20, 2003 reporting earnings results for the fiscal quarter ending on June 30, 2003.